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Marketing Automation & Sales System

Website Updates – Exactushemp.com

User friendly interface not only helps users to navigate easily through the pages and menus but also increases conversion ratio.


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PRODUCT OFFERINGS

Website Updates:

1. User friendly **interface**.
2. Speed **optimization** to increase experience.
3. Understandable **internal structure.**
4. Bug free and error free **website.**

Starting from a basic website, we now have an advanced, user friendly, and error free structure implemented. Speed optimization, easy to navigate menus, simple yet powerful pages, and structure was our first priority. It provides Exactus with a credible platform for our website and e-commerce business.

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Website Dashboard

To make it easy for our Sales and Admin team, there is a simple dashboard to manage tasks easily.

1. Provides our Advisory Board and Board of Directors access to easily understand data.
2. All products can be managed just with one click.
3. Finished products, genetics, and specialty ingredients are visible from our dashboard and are just one click away.
4. These simple updates make it easy for a non-tech person to easily add, delete, and manage team users and products.


Dashboard
Home
All in One SEO
Posts
Media
Forms
Pages
Comments
Advisory Board
Board of Directors
Finished Products
Genetics
Specialty Ingredients
Testimonials
Flamingo
Site Health Status
At a Glance
Activity

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Powerful Form Implementations

Our form implementations make sure each and every lead is being saved.

Forms to capture following entries:

1. **Career form**
2. **Contact us form**
3. **Product forms**
    1. Genetics
    2. Finished Products
    3. Specialty Ingredients
4. **On-Exit popup form**



We make sure every visitor becomes a lead


WE'D LOVE TO HEAR FROM YOU
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Website Form & CRM Integration

Every single form submission captures and pushes leads to our CRM integrating them to email automations.

1. Subscribes to relevant list.
2. Relevant tags are added.
3. Leads are being captured and approached every day through emails.


Recent Activities
All Activities
Subscribed to list
Subscribed to list Website Signup - Contact via API
18 hours ago
Comment



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Products

Product management is made easy for non-tech people.

- All orders are being managed and activities are mapped into our CRM
- Products with different variations
- All varations price management
- All products/variation suppliers management


Contact
WooCommerce
Dashboard
Orders
Coupons
Customers
Reports
Settings
Status
Extensions
Products
All Products
Add New
Categories
Tags
ATUM Locations
Attributes
Analytics
ATUM Inventory
Marketing
Appearance
YITH
Builder
Plugins
Items Sold
Category
Items Sold
Net Sales
wholesale




Weight
✓ Choose an option
1-5 Kg
6-10 Kg
11-25 Kg
26-50 Kg
51-100 Kg
101-250 Kg
250+ Kg

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Products Variation Price & Quantity

Pricing and Variations

- All products variations with different prices
- All products variations with different SKU's
- All products variations with different suppliers
- All products variations with different quantity



1-5 Kg
SKU
CBG Iso 1-5
Enabled
Downloadable
Virtual
Manage stock?
Min/Max Rules
Regular price ($)
3650
Sale price ($) Schedule
Purchase price ($)
2000
Supplier
Hemptown Organics
Supplier's SKU
Stock quantity
750
Allow backorders?
Allow
Weight (kg)
1
Dimensions (L×W×H) (m)
10
10
10
Shipping class
Same as parent
Tax class
Same as parent

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Custom Products Page

- User Friendly Custom Product Pages
- Easy for customer to pick variation and quanitity


CRYSTALLINE CANNABIGEROL (CBG) ISOLATE
CRYSTALLINE CANNABIGEROL (CBG) ISOLATE

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Stock & Inventory Management
Easy to Manage for Sales Team

Easy for sales team to manage stock / inventory

- Find and update any product easily within inventory
- Easy to manage inventory with few clicks


ATUM Statistics
Sales
Lost Sales
Orders
Promo Sales
$0.00
$0.00
$0.00
$0.00
0
0
0
0

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Inventory System Made Easy

- Manage purchase / orders
- Inbound stock
- Inventory logs
- Product pricing
- Suppliers management

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Quotes Requests System

Customers can send, manage, see, and track their quote requests



MY QUOTES
LOGOUT
SPECIALTY INGREDIENTS
GENETICS
FINISHED PRODUCTS
ABOUT
PRESS
INVESTORS
CONTACT
CRYSTALLINE CANNABIGEROL (CBG) ISOLATE
Weight
6-10 Kg
Clear
Select the quantity below between 6-10(kg)
Add to cart
Request a Quote
SKU: CBG Iso 6-10 Category: wholesale
Description
Additional information

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Features

Requesting a quote makes it easy for user:

- Select product variation
- Hides prices from product and cart page
- Minimum and maximum quantity limitations
- Supplier based price management
- Changing quantity on request page is easy
- We gather information with each request


CANNABIGEROL (CBG)
ISOLATE


ISOLATE

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Features – Information Mapping

Added benefits

- Automatic PDF file creation
- User information mapping
- Forces user to register while sending request


Name of other products? (optional)
separate with comma
What is your average yearly revenue? *
What is your business category? *
Wholesale
Distributor
Retailer
What is your business website? (optional)
Would you be interested in hearing about other products? *
Yes
No
Account username *
Username
Create account password *
Password
Send Your Request

Additional email content

First Name: Zayne
Last Name: Roggers
Email: rajagreat52+newcustomerrequest@gmail.com
Company: Smarter Revolution
Have you bought any product before from us?: yes
What was the name of Salesperson?: Sonya Bain
Name of other products?: CBD
What is your business category?: wholesale
What is your average yearly revenue?: 100000
What is your business website?:
Would you be interested in hearing about other products?: yes

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Information Mapping And Pushing to CRM

CRM

- There are custom fields for quotes segment
- Quote status can be seen easily
- Automations to respond every status update



Personal Info
All Deals (1)
Products - Price Negotiations
Hide Empty Fields
Billing Email
rajagreat58@gmail.com
Product name
CBD ISOLATE - CRYSTALLINE CANNABIDIOL - 11-25 Kg
Product Quantity
24
Product weight category
11-25-kg
Product Price
16800
Tax Total
1176
Discount (product total)
0
Discount in Tax
0
Total Amount
17976.00
Quotes Status
yaraq-pending
Customer Message
Click to add
Sales Executive
Click to add
Add a contact task
Add a contact note
Send an email

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User: My Quotes / Login System

Features:

- Login / logout system
- User quotes section
- User can see quote status
- User can accept / reject proposal




MY ACCOUNT
LOGIN
Username or email address *
Password *
Log in
Remember me
Lost your password?

Features: Request A Quote

Checkout page updates

- User accepts proposal and redirects to checkout page
- Cash on delivery & bank transfer
- Cash on delivery is based on shipping address


CHECKOUT

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SalesPerson: Prepare And Send Quotes / Proposal

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Features

- Manage requests
- Add or remove tax
- Customize user information
- Set quote expiry date
- Send custom message to customer
- Change product quantity





Manual Quotes / Proposal Preparation

Features

- Prepare quotes manually
- Select existing user
- Customize tax amount
- Create PDF





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Custom Sales Person And Email Mapping



Total Amount	17976.00
Quotes Status	yeraq-pending
Customer Message	Click to add
Sales Executive	Mark Alouf
Sales Executive Email	mark@exactusinc.com
Customer Yearly Revenue	100000





Quotes - Negotiations	
Expected Revenue	17976.00
Who is negotiating with this customer?	Mark Alouf
Customer Priority	High
Quotes Sent on	08/29/2020

Features

- Sales executive field mapping
- Added into CRM contact
- Added into CRM deal

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Email Notifications / Email Branding

Features

- Email notifcation at every request
- Email notifcation at every status change
- Email branding with Exactus logo and signature
- One click land to quote detail page


Request a quote

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Branded Proposal Email Template

Features

- Customer can accept / reject in email
- Accepted proposal lands on checkout page
- Rejected proposal notifies the owner and puts customer into follow up automation


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FEMINIZED GENETICS
SPECIALTY INGREDIENTS
FINISHED PRODUCTS
Our Proposal
Product
Quantity
Subtotal
Subtotal:
Tax:
Total:
Customer's details

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PDF Proposal Creation / PDF Branding

Features

- Automatically email attachment
- Logo / brand (custom built)
- Accept / reject option


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Quote #18961
Preview
Product
Unit Price
Quantity
Subtotal
CBD ISOLATE - CRYSTALLINE CANNABIDIOL
Subtotal:
Tax:
Total:



Automations For Form Submissions and Request For Quotes





Automations are setup for all form submissions and every status change in quotes request

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Quotes Request: Automatic Deal Creation

Everytime a proposal is sent to a new user, a deal is created automatically with all the fields, and some extra logical fields.

Quotes - Negotiations

Expected Revenue	10500.00
Who is negotiating with this customer?	Mark ALouf
Customer Priority	High
Quotes Sent on	08/26/2020
Conversion Chances	Not a possible buyer
Customer's yearly revenue	100000



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Request Quotes - CRM

When a proposal is sent by sales person

- Contact is created / updated
- All data (input on quotes page) is transferred to CRM and Contact owner is updated
- Email notifications are sent to owner and customer
- Notifies the status of quotes after a day or when accepted/rejected
- If accepted, sends email to customer
- If rejected, sends follow up email to rebut the cutomer
- Notifies if the quotes are being expired
- Creates deal



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Internet Dialer Integration – Content, Tags, & Tracking

- **Email campaigns (All) and clicks are being tracked perfectly**

Internet Dialer Is Integrated

- Onclick Call - easy to use
- It not only helps to make calls but to send text messages and log call activities
- Integrated and tested with CRM



Add a link


It was a pleasure speaking with you, here is the promised info.

INFO, COST & QUOTE REQUEST:
CBD ISOLATE - CBG ISOLATE - CBD FLOWER

Best Regards,

%CONTACT_OWNER%

Best Regards,

%CONTACT_OWNER%

Best Regards,

%CONTACT_OWNER%

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Internet Dialer - Features

- **Make calls from CRM**
  - Making a call is as simple as clicking a button next to a phone number.
- **Track your activities and notes**
  - View your daily interactions with people, leads and companies and keep track of every case that's important to your business.
- **Access call recordings and voicemails**
  - Internet dialer records every call you make, ensuring a storage of each and every crucial detail of your customer.
- **Contact sync**
  - All CRM contacts, leads, and company details are synced. You can be sure of never losing them.
- **Click to text links**
  - Text message your contacts from CRM.
- **Missed calls**
  - Get call back links whenever you miss a call from your leads.

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Internet Dialer – Integration to CRM

- **Follow Up Integration to CRM**
- Triggers with Tags: **Intro VM Left** & **Intro Call Success**
- Updates Contact Owner
- Contact Owner's Signature – accordingly

- Lead is interested
- There are automations to be triggered
- Relevant automation is triggered when call is disposed



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